                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            -----------------------

                                  FORM 8-K/A


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 9, 1998


                         BIOSOURCE INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Charter)


       Delaware                   000-21930                77-0340829
(State or Other Jurisdiction      (Commission              (IRS Employer
     of Incorporation)            File Number)            Identification No.)


                                820 Flynn Road
                          Camarillo, California 93012
                   (Address of Principal Executive Offices)

                                (805) 987-0086
                        (Registrant's Telephone Number)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired. The financial statements of Quality Controlled Biochemicals, Inc. are filed herewith as Exhibit 99.1.

(b) Pro Forma Financial Information. The pro forma financial information is filed herewith as Exhibit 99.2.

(c)  Exhibits.

     2.1 Stock Purchase Agreement dated as of December 9, 1998 by and among BioSource International, Inc., Quality Controlled Biochemicals, Inc., the stockholders of Quality Controlled Biochemicals, Inc., Javelle Pharmaceuticals, Inc. and the stockholders of Javelle
           Pharmaceuticals, Inc. (1)

     23.1  Consent of Greenfield, Altman, Brown, Berger & Katz, P.C.

     99.1  Financial Statements of Quality Controlled Biochemicals, Inc.

     99.2  Pro Forma Financial Information.

     ----------

     (1) The Company agrees to furnish to the Commission upon request a copy of any omitted schedule.

                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 19, 1999                               BIOSOURCE INTERNATIONAL, INC.



                                                By:   /s/ James Chamberlain
                                                   ------------------------
                                                    James Chamberlain
                                                    Chief Executive Officer

                                 EXHIBIT INDEX

Exhibits                                                           Page Number
--------                                                           -----------

2.1 Stock Purchase Agreement dated as of December 9, 1998 by and among BioSource International, Inc., Quality Controlled Biochemicals, Inc., the stockholders of Quality Controlled Biochemicals, Inc., Javelle Pharmaceuticals, Inc. and the stockholders of Javelle Pharmaceuticals, Inc.

23.1  Consent of Greenfield, Altman, Brown, Berger & Katz, P.C.

99.1  Financial Statements of Quality Controlled Biochemicals, Inc.

99.2  Pro Forma Financial Information.